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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(B)(2) [_]

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                              THE BANK OF NEW YORK
              (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

                NEW YORK                               13-5160382
        (STATE OF INCORPORATION                     (I.R.S. EMPLOYER
      IF NOT A U.S. NATIONAL BANK)                IDENTIFICATION NO.)


     48 WALL STREET, NEW YORK, N.Y.                      10286
    (ADDRESS OF PRINCIPAL EXECUTIVE                    (ZIP CODE)
                OFFICES)

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                           ATLANTIC RICHFIELD COMPANY
              (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

                DELAWARE                               23-0371610
    (STATE OR OTHER JURISDICTION OF                 (I.R.S. EMPLOYER
     INCORPORATION OR ORGANIZATION)               IDENTIFICATION NO.)


        515 SOUTH FLOWER STREET                           90071
        LOS ANGELES, CALIFORNIA                        (ZIP CODE)
    (ADDRESS OF PRINCIPAL EXECUTIVE
                OFFICES)

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                          % EXCHANGEABLE NOTES DUE 1997
                      (TITLE OF THE INDENTURE SECURITIES)

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                                  Page 1 of 5
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1. General information. Furnish the following information as to the Trustee:

  (a) Name and address of each examining or supervising authority to which it is subject.
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                NAME                                       ADDRESS
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Superintendent of Banks of the State of   2 Rector Street, New York, N.Y. 10006,
New York                                  and Albany, N.Y. 12203


Federal Reserve Bank of New York          33 Liberty Plaza, New York, N.Y. 10045


Federal Deposit Insurance Corporation     Washington, D.C. 20429


New York Clearing House Association       New York, New York

  (b) Whether it is authorized to exercise corporate trust powers.

    Yes.

 2. Affiliations with Obligor.

  If the obligor is an affiliate of the trustee, describe each such affiliation.

  None. (See Note on page 3.)

16. List of Exhibits.

  Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and Rule 24 of the Commission's Rules of Practice.

  1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

  4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

  6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

  7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                      NOTE

  Inasmuch as this Form T-1 is filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said
Item is based on incomplete information.

  Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.


                                  Page 2 of 5
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                                   SIGNATURE

  Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 29th day of April, 1994.

                                        THE BANK OF NEW YORK

                                        By:       Mary Jane Morrissey
                                           ---------------------------------
                                           Name: Mary Jane Morrissey
                                           Title: Assistant Vice President

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                                                                       EXHIBIT 7

                      CONSOLIDATED REPORT OF CONDITION OF
                              THE BANK OF NEW YORK
                    OF 48 WALL STREET, NEW YORK, N.Y. 10286
                     AND FOREIGN AND DOMESTIC SUBSIDIARIES
  a member of the Federal Reserve System at the close of business
  December 31, 1993, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                DOLLAR AMOUNTS
                                                                 IN THOUSANDS
                                                                --------------
  ASSETS
  Cash and balances due from depository institutions:
    Noninterest-bearing balances and currency and coin.........  $ 4,393,393
    Interest-bearing balances..................................      652,315
  Securities...................................................    3,809,834
  Federal funds sold in domestic offices of the bank...........      331,075
  Loans and lease financing receivables:
    Loans and leases, net of unearned income.........23,708,678
    LESS: Allowance for loan and lease losses...........773,597
    LESS: Allocated transfer risk reserve................28,427
    Loans and leases, net of unearned income, allowance, and
     reserve...................................................   22,906,654
  Assets held in trading accounts..............................      851,615
  Premises and fixed assets (including capitalized leases).....      657,247
  Other real estate owned......................................       60,806
  Investments in unconsolidated subsidiaries and associated
   companies...................................................      170,378
  Customers liability to this bank on acceptances outstanding..      885,751
  Intangible assets............................................       42,689
  Other assets.................................................    1,326,362
                                                                 -----------
  Total assets.................................................  $36,088,119
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  LIABILITIES
  Deposits:
    In domestic offices........................................  $19,486,153
    Noninterest-bearing...............................7,388,636
    Interest-bearing.................................12,097,517
    In foreign offices Edge and Agreement subsidiaries and
     IBFs......................................................    8,230,444
    Noninterest-bearing..................................53,571
    Interest-bearing..................................8,176,873
  Federal funds purchased and securities sold under agreements to repurchase in domestic
   offices of the bank and of its Edge and Agreement
   subsidiaries, and in IBFs:
    Federal funds purchased....................................    1,207,881
    Securities sold under agreements to repurchase.............      350,492
  Demand notes issued to the U.S. Treasury.....................      300,000
  Other borrowed money.........................................      530,559
  Bank's liability on acceptances executed and outstanding.....      897,899
  Subordinated notes and debentures............................    1,064,780
  Other liabilities............................................    1,139,025
                                                                 -----------
  Total liabilities............................................   33,207,233
                                                                 -----------
  EQUITY CAPITAL
  Perpetual preferred stock and related surplus................       75,000
  Common stock.................................................      942,284
  Surplus......................................................      525,666
  Undivided profits and capital reserves.......................    1,342,860
  Cumulative foreign currency translation adjustments..........       (4,924)
                                                                 -----------
  Total equity capital.........................................    2,880,886
                                                                 -----------
  Total liabilities, limited-life preferred stock, and equity capital.....................................................  $36,088,119
                                                                 ===========

                                  Page 4 of 5
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  I, Robert E. Keilman, Senior Vice President and Comptroller of the above-
named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                               Robert E. Keilman

  We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

      J. Carter Bacot
      Alan R. Griffith                              Directors
      Samuel F. Chevalier

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